GOLDMAN SACHS TRUST

Institutional, Class R6 and Class P Shares of the Goldman Sachs Tactical Exposure Fund (the “Fund”)

Supplement dated February 8, 2019 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated December 28, 2018

Effective immediately, Joshua Sheldon will no longer serve as a portfolio manager for the Fund. Neill Nuttall, Raymond Chan and Robert Surgent will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Sheldon in the Fund’s Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

TACTEXPCONFIDSTK 02-19